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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 21, 2006

                           JACKSONVILLE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

            Florida                    001-14853               59-3472981
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

    100 North Laura Street, Jacksonville, Florida                32202
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        (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 904-421-3040


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

On December 21, 2006, Jacksonville Bancorp, Inc. (the "Company") issued a press release announcing the private placement of $3 million in floating rate trust preferred securities through a newly formed Delaware statutory trust. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.


Exhibit 99.1   Press Release dated December 21, 2006 issued by
               Jacksonville Bancorp, Inc.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     JACKSONVILLE BANCORP, INC.
                                                     --------------------------
                                                     (Registrant)

Date: December 21, 2006
                                                     /S/ VALERIE A. KENDALL
                                                     ---------------------------
                                                     Valerie A. Kendall
                                                     Executive Vice President
                                                     and Chief Financial Officer